Exhibit 99.2
                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject to Section 16: [    ]

   Name and Address:                                  Oracle Associates, LLC
                                                      200 Greenwich Avenue,
                                                      3rd Floor
                                                      Greenwich, CT 06830

   Issuer and Ticker Symbol:                          Mediware Information
                                                      Systems, Inc. (MEDW)

   Date of Earliest Transaction:                      9/7/05

   Relationship to Issuer:                            10% Owner

   Designated Filer:                                  Larry N. Feinberg

   TABLE I INFORMATION
   Title of Security:                                 Common Stock
   Transaction Date:                                  9/7/05
   Transaction Code:                                  S
   Securities Disposed:                               25,000
   Acquired or Disposed:                              D
   Price:                                             $9.025
   Ownership Form:                                    I
   Amount Beneficially Owned After Transaction        937,300
   Nature of Indirect Beneficial Ownership            (3)

   TABLE I INFORMATION
   Title of Security:                                 Common Stock
   Transaction Date:                                  9/7/05
   Transaction Code:                                  S
   Securities Disposed:                               15,000
   Acquired or Disposed:                              D
   Price:                                             $9.026
   Ownership Form:                                    I
   Amount Beneficially Owned After Transaction        922,300
   Nature of Indirect Beneficial Ownership            (3)

   Signature:                                         ORACLE ASSOCIATES, LLC


                                                      By: /s/ Larry N. Feinberg
                                                         -----------------------
                                                      Name:  Larry N. Feinberg
                                                      Title: Managing Member

    Date:                                             September 9, 2005